                                 AMENDMENT NO. 9
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

         The Master Administrative Services Agreement (the "Agreement"), dated September 11, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Investment Funds, a Delaware statutory trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS

PORTFOLIOS                                                             EFFECTIVE DATE OF AGREEMENT
----------                                                             ---------------------------

AIM Developing Markets Fund                                                 September 1, 2001
AIM Global Health Care Fund                                                 September 1, 2001
AIM Libra Fund                                                               November 1, 2002
AIM Trimark Endeavor Fund                                                    November 3, 2003
AIM Trimark Fund                                                             November 3, 2003
AIM Trimark Small Companies Fund                                             November 3, 2003"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: November 24, 2003

                                             A I M ADVISORS, INC.


Attest: /s/ Lisa A. Moss                     By: /s/ Mark H. Williamson
        ----------------------------             -------------------------------
        Assistant Secretary                      Mark H. Williamson
                                                 President

(SEAL)


                                             AIM INVESTMENT FUNDS


Attest: /s/ Lisa A. Moss                     By: /s/ Robert H. Graham
        ----------------------------             -------------------------------
        Assistant Secretary                      Robert H. Graham
                                                 President

(SEAL)